SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                 April 16, 2003

Radian Group Inc.

(Exact name of registrant as specified in its Charter)

Delaware	1-11356	23-2691170
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer ) Identification No.)

1601 Market Street, Philadelphia, PA	19103
(Address of principal executive offices)	(zip code	)

(215) 564-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)    Exhibits

99    Press Release issued by Radian Group Inc. dated April 16, 2003.

ITEM 9.	REGULATION FD DISCLOSURE

Results of Operations and Financial Condition

On April 16, 2003, Radian Group Inc. (the “Company”) issued a press release announcing its results for the quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

Date: April 16, 2003	By:	/s/ C. Robert Quint
C. Robert Quint Chief Financial Officer